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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 13, 2004


                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                 333-111379              06-1442101
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(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)            File Number)       Identification Number)


           600 Steamboat Road
         GREENWICH, CONNECTICUT                               06830
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (203) 625-2700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events.
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Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Fremont Home Loan Trust 2004-4, Asset-Backed Certificates, Series 2004-4 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004, among the Registrant as depositor, Litton Loan Servicing LP as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates to be designated as the Series 2004-4 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-and fixed-rate and first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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Item 9.01.      Financial Statements and Exhibits
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         (a)      Financial Statements.
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                  Not applicable.

         (b)      Pro Forma Financial Information.
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                  Not applicable.

         (c)      Exhibits
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                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                  DESCRIPTION
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    1                 99           Collateral Term Sheets (as defined in Item
                                   8.01) that have been provided by Greenwich
                                   Capital Markets, Inc. to certain prospective purchasers of Fremont Home Loan Trust 2004-4, Asset-Backed Certificates, Series 2004-4 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 13, 2004

                                        FINANCIAL ASSET SECURITIES CORP.


                                        By:      Frank Skibo
                                           -------------------------------------
                                        Name:    Frank Skibo
                                        Title: Managing Director


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                                Index to Exhibits
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                   Item 601(a) of
                   Regulation S-K                       Sequentially
Exhibit Number      Exhibit No.       Description       Numbered Page
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     1                   99           Collateral        Filed Manually
                                      Term Sheets










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